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                                                                  EXHIBIT 10.19


                                        [GE Capital LETTERHEAD]
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March 11, 1998


Krause's Furniture, Inc.
200 N. Berry St.
Brea, CA 92821



Ladies and Gentlemen:

        This letter is to confirm that notwithstanding any provision of the Supplemental Securities Purchase Agreement among Krause's Furniture, Inc. (the "Company"), General Electric Capital Corporation ("GECC") and Japan Ominibus Ltd. dated as of August 14, 1997 (the "Agreement"), GECC will not assert any Event of Default (as defined in the Agreement) arising out of any breach by the Company during its 1998 fiscal year of Section 6.2(b) of the Agreement, so long as the ratio of the Consolidated Total Indebtedness to Consolidated Net Worth does not exceed 110% of such amounts set forth in the Company's fiscal year 1998 Business Plan, a draft of which is attached hereto.



                                        Very truly yours,


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION


                                        By: /s/ Tony Pantuso
                                            ---------------------------
                                        Title: Senior Vice President
                                               ------------------------